UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for the use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|X| Soliciting Material Pursuant to Section 240.14a-12

                              ENERGY PARTNERS, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

                                    ATS INC.
                     an indirect wholly owned subsidiary of
                             WOODSIDE PETROLEUM LTD.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)       Total fee paid:

--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

--------------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
3) Filing party:

--------------------------------------------------------------------------------
4) Date filed:
--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1 Amended Complaint for Injunctive and Declaratory Relief filed in the Court of Chancery in the State of Delaware in and for New Castle County, captioned ATS, Inc., a Delaware corporation,
                 v. Richard A. Bachmann, John C. Bumgarner, Jr., Jerry D. Carlisle, Harold D. Carter, Enoch L. Dawkins, Norman C. Francis, Robert D. Gershen, Phillip A. Gobe, William R. Herrin, Jr., William O. Hiltz, John G. Phillips, Energy Partners, Ltd., a Delaware corporation, and Stone Energy Corporation, a Delaware corporation, Civil Action No. 2374-N, filed September 11, 2006